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                                                                    EXHIBIT 10.2

LADD FURNITURE, INC. AND SUBSIDIARIES - SUPPLEMENTAL FINANCIAL DATA
JULY 20, 1998            CONTACT: JOHN J. ONG, CFA          (336) 315-4049


CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

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                                                                              QUARTERS ENDED
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In thousands, except per share data                3/29/97     6/28/97     9/27/97      1/3/98      4/4/98      7/4/98
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
Net sales                                         $123,368     125,572     129,935     146,625     147,409     135,505
Cost of sales                                      101,437     101,393     106,791     119,429     120,733     108,173
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  Gross Profit                                      21,931      24,179      23,144      27,196      26,676      27,332
Selling, general and administrative expenses        17,552      18,561      17,794      20,328      20,350      19,947
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  Operating income                                   4,379       5,618       5,350       6,868       6,326       7,385
Other deductions:
  Interest expense                                   3,005       2,719       2,701       2,817       2,584       2,371
  Other expense (income), net                          521         194        (199)        276        (126)        310
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                                                     3,526       2,913       2,502       3,093       2,458       2,681
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  Earnings before income taxes                         853       2,705       2,848       3,775       3,868       4,704
Income tax expense                                     333       1,055       1,110       1,371       1,508       1,835
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  Net earnings                                    $    520       1,650       1,738       2,404       2,360       2,869
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Net earnings per common share-basic               $   0.07        0.21        0.22        0.31        0.30        0.37
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Net earnings per common share-diluted             $   0.07        0.21        0.22        0.31        0.30        0.35
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Weighted average number of common
  shares outstanding                                 7,720       7,737       7,758       7,760       7,760       7,812
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CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

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Dollar amounts in thousands                        3/29/97     6/28/97     9/27/97      1/3/98      4/4/98      7/4/98
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
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ASSETS
Current assets:
  Cash                                            $    151         191         659          75         114          89
  Trade accounts receivable                         72,786      71,016      83,865      83,297      91,709      85,253
  Inventories                                       89,260      97,091      94,819      93,189      95,101     102,129
  Prepaid expenses and other current assets          6,831       7,536       6,923       8,016       8,646       9,514
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    Total current assets                           169,028     175,834     186,266     184,577     195,570     196,985
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Property, plant and equipment                       68,580      67,648      66,708      67,530      66,255      66,406
Intangible and other assets                         80,551      79,668      77,796      77,083      76,333      74,431
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                                                  $318,159     323,150     330,770     329,190     338,158     337,822
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LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt          $  6,676       6,633       4,965       6,807      11,476       6,590
  Trade accounts payable                            25,120      26,807      27,080      29,488      37,217      36,317
  Accrued expenses and other current liabilities    33,552      30,030      36,203      31,952      33,925      35,252
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    Total current liabilities                       65,348      63,470      68,248      68,247      82,618      78,159
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Long-term debt, excluding current installments     122,694     121,231     123,565     118,586     109,390     109,629
Deferred and other liabilities                       5,639      12,027      10,481      11,432      12,826      12,657
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    Total liabilities                              193,681     196,728     202,294     198,265     204,834     200,445
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Total shareholders' equity                         124,478     126,422     128,476     130,925     133,324     137,377
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                                                  $318,159     323,150     330,770     329,190     338,158     337,822
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